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                                                                EXHIBIT 10.67

                            SECOND LEASE AMENDMENT



        This Second Lease Amendment (the "Amendment"), is made and entered into this 22nd day of Janaury, 1996, by and between THE GRAHAM COMPANIES, a Florida corporation, as Lessor and CORVITA CORPORATION as Lessee.

                             W I T N E S S E T H
                             - - - - - - - - - -

        WHEREAS, The Graham Companies as Lessor, and Symbiosis Corporation as Lessee, entered into that certain Lease dated February 12, 1990, (the "Lease") and as assigned to Corvita Corporation as evidenced by the Assignment and Assumption of Lease dated December 15, 1992, and as amended by the First
Lease Amendment dated December 31, 1994, for the demise of the real property more particularly described as Building 41 in the OAK SQUARE INDUSTRIAL CENTER A/K/A 5801 MIAMI LAKES DRIVE, MIAMI LAKES, DADE COUNTY, FLORIDA 33014.

        WHEREAS, Lessor and Lessee desire to modify certain of the terms and provisions of the Lease as hereinafter set forth,

        NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

DEMISE, TERM.    This paragraph shall be amended to include the
following:

        The current lease term, February 1, 1995 through January 31, 1996 shall be extended for one (1) year beginning FEBRUARY 1, 1996 AND ENDING JANUARY 31, 1997.

Paragraph 1.1.  RENTAL shall be amended to include the following:

        Lessee shall pay to Lessor an additional rental of SEVENTY THREE THOUSAND FOUR HUNDRED TWENTY TWO AND 00/100 U.S. DOLLARS ($73,422.00) for the term of this lease extension together with all other amounts payable by Lessee, pursuant to the terms of this Lease, including the increase, if any under Paragraph 3.24 hereof.

Said additional rental shall be paid as follows:

        $6,118.50 rent plus Florida Sate Sales tax in effect at the time, which is currently 6 1/2%, equalling 397.70, making a total payment of $6,515.20 in advance on or before the first of each month beginning February 1, 1996, and continuing during the term of this Lease extension subject to increase in accordance with the provisions of Paragraph 3.24 of this Lease as amended herein.

Paragraph 3.14  INDEMNITY is amended to include the following:

        As it relates to the term beginning February 1, 1996 and ending January 31, 1997, and the option term, if exercised, beginning on February 1, 1997 and ending January 31, 1998, there is no broker involvement.

Paragraph 3.26 OPTION TO RENEW is amended to include the following:

        Lessor hereby grants to Lessee the exclusive right and option to renew this Lease for an additional term of one (1) year beginning February 1, 1997 and ending January 31, 1998. The renewal term will be upon the same annual rental (including the increase, if any, in accordance with paragraph 3.24), terms and conditions as the original term. LESSEE shall not be entitled to exercise this option if at the time of exercise Lessee is in
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        default under this Lease.  Lessee shall give Lessor written notice  of Lessee's intention to exercise the option at least ninety
        (90) days before the beginning of the option term, otherwise, the term shall be automatically renewed. There is no further option or right to renew this Lease beyond the term ending January 31, 1998. In the event that the original term shall be terminated under the provisions of this Lease or by operation of law, then the option to renew also shall be terminated.

        Except as modified and amended herein, all provisions of the Lease shall remain in full force and effect.

                EXECUTED as of the date first above written in several counterparts, any one of which shall be deemed an original, but all constituting only one instrument.


                                                LESSOR

                                                THE GRAHAM COMPANIES, A Florida
                                                corporation

                                                BY: /s/ Carol Willie
                                                    ---------------------------
        (Lessor Corporate Seal)                 Executive Vice-President

                                                Attest: /s/ Tracy Gordon
                                                        -----------------------
                                                Asst. Secretary


                                                LESSEE

                                                CORVITA CORPORATION, a Florida
                                                corporation

        Witness as to Lessee:                   BY: /s/ Norman R. Weldon
                                                    ---------------------------
        /s/ Robert E. Boyett
        ---------------------                   Attest /s/ Linda Craig
        /s/ Matthew Miller                             ------------------------
        ---------------------                   Title: Assistant to President



        January 22, 1996